AFL-CIO
HOUSING INVESTMENT TRUST:

COMPETITIVE RETURNS, JOB GENERATING INVESTMENTS

Financing and Owning Our Future: BCTD Legislative Conference

April 30, 2012






AFL-CIO Housing Investment Trust:

A History of Success – Collateral Benefits

- **Responsible Investor –** The AFL-CIO Housing Investment Trust (HIT) is a $4.3 billion investment grade fixed-income mutual fund, registered under the Investment Company Act of 1940. **More than 90% of the portfolio is U.S. government/agency-insured**.

- **Economic Development –** The HIT creates **union construction jobs** – during this time of high unemployment – by financing affordable housing and community development built 100% union. The HIT has financed more than 102,000 units of housing over its 45-year history; approximately 60% affordable to low- and moderate-income people.

- **Direct Job-Creating Impact –** HIT-financed projects currently under construction total **over $700 million** and are creating **more than 8,000 on-site construction jobs**.

AFL-CIO Housing Investment Trust:
A History of Success – Performance

Rolling Annual Returns vs. Benchmark
As of March 31, 2012



16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
HIT Gross
Barclays Aggregate

Growth of $10 Million Invested

December 31, 1999, to December 31, 2011	Ending Value (Millions)	% Change
HIT	**$21.54**	**115%**
Barclays Capital Aggregate Bond Index	$21.22	112%
Dow Investment Grade Corporate Index	$11.90	19%
U.S. NYSE	$10.88	9%
U.S. Dow Jones	$10.62	6%
U.S. S&P	$8.56	-14%
United Kingdom FTSE 100	$8.16	-18%

Source: Haver Analytics and the HIT

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended March 31, 2012, was 7.25%, 5.93%, 6.17%, and 5.81%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

AFL-CIO Housing Investment Trust:

A History of Success – A Value-Added Investor

- **Multifamily Specialist** – Approximately two-thirds of the portfolio consists of multifamily securities and commitments.
- **Capacity to Source Investments Directly** – HIT's multifamily investment professionals work with mortgage bankers and project sponsors to customize financing.
- **Labor Relations** – Professional team dedicated to 100% union-built policy.
- **Portfolio Scale** – The HIT's $4.3 billion portfolio has the capacity to fund nearly any rental housing development in the country.

HIT Investments: A National Commitment to Recovery

- The HIT has committed **$6.3 billion** ($11.1 billion in today's dollars) for the financing of **over 500 projects nationwide** since inception.
- The HIT's commitments leverage a total development investment of **$9.5 billion** ($15.1 billion in today's dollars), creating **70,000 union construction jobs** and more than 102,000 housing and healthcare units.
- In its history of more than 45 years, the HIT has financed projects in **34 states and in over 100 cities**.







Recession Hit Construction Trades Hardest


Unemployment Rates (percent, seasonally adjusted)
25
20
15
10
5
0
2007 - Mar
2007 - Jun
2007 - Sep
2007 - Dec
2008 - Mar
2008 - Jun
2008 - Sep
2008 - Dec
2009 - Mar
2009 - Jun
2009 - Sep
2009 - Dec
2010 - Mar
2010 - Jun
2010 - Sep
2010 - Dec
2011 - Mar
2011 - Jun
2011 - Sep
2011 - Dec
2012 - Mar
Civilian Unemployment Rate
Construction Unemployment Rate

Source: Bureau of Labor Statistics, Haver Analytics

HIT Construction Jobs Initiative

- In early 2009, the Obama Administration asked the labor movement to help bring this country out of the Great Recession.
- In response, the HIT launched the Construction Jobs Initiative – investments in affordable housing that are creating needed union construction jobs across the country.
- The HIT is working toward a goal of creating **15,000 union construction jobs** nationwide by the end of 2012.


Potrero Launch Apartments,
San Francisco
DensGlass

HIT Construction Jobs Initiative Results

- Under this jobs initiative, the HIT has invested in 42 projects in 23 cities and created **over 12,500 union construction jobs** to bring union members back to work nationwide.

- These projects represent **$1 billion** in HIT investments, a total development value of greater than **$2 billion**, and the creation or preservation of 13,500 housing and healthcare units.


The Moderne,
Milwaukee

Increasing Demand for Multifamily Housing



Multifamily Housing Starts
(six month moving average of multifamily housing starts at an annual rate in thousands)
400
350
300
250
200
150
100
50
0
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09
Feb-10
Aug-10
Feb-11
Aug-11
Feb-12

Source: US Census Bureau

HIT Investment in Green Jobs

- In June 2011, the AFL-CIO joined the Clinton Global Initiative's commitment to increasing energy-efficient building retrofits – seeking **$10 billion in new capital** for energy-efficient building retrofits in addition to retrofitting its own headquarters.

- The HIT has invested more than **$300 million of its capital** toward $550 million of total development in 14 projects that are being rehabilitated to meet "green" standards.

- These projects will result in the energy-efficient retrofitting of more than 9,000 units of mixed-income housing, and create approximately **2,500 union construction jobs**.



Penn South Co-op, New York



Riverside Plaza, Minneapolis

Affordable Housing Rehabilitation: A Growing Demand



Number of Low Income Tax Credit Units Eligible for Recapitalization by Year
140,000
130,000
120,000
110,000
100,000
90,000
80,000
70,000
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: HUDUser

Looking Ahead: HIT Opportunities to Create Green Jobs

- The HIT's 2012 pipeline includes more than $300 million of potential HIT investments involving substantial rehabilitation and energy-efficient multifamily building retrofits.
- These projects represent over $500 million of total development, 4,000 units of housing, and approximately 1,200 union construction jobs.
- The HIT is also supporting HUD's Choice Neighborhoods Initiative, working with local entities in five cities that were awarded $122 million for comprehensive public housing and neighborhood redevelopment.



Holy Infant and St. Joseph Apartments, Shrewsbury, MO



Lawndale Terrace, Chicago

AFL-CIO HOUSING INVESTMENT TRUST: COMPETITIVE RETURNS, UNION JOB CREATION

The HIT offers investors:

- **Competitive Returns**
- **Low Risk Liquid Investment**
- **Diversification**
- **Construction Jobs**
- **Affordable Housing**



Randolph Tower — Chicago



Charlesview Apartments — Boston



333 Harrison — San Francisco



CUNY Graduate Center — New York

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT's website at www.aflcio-hit.com.